                                   EXHIBIT A
                                   ---------

                                CONSILIUM, INC.

                            IMMEDIATELY EXERCISABLE

                       INCENTIVE STOCK OPTION AGREEMENT


     Consilium, Inc. (the "Company"), a Delaware corporation, hereby grants to ________________________________________________________ (the "Optionee"), an
option to purchase a total of ______________ shares of common stock of the Company, under the Company's Fourth Amended and Restated 1983 Stock Option Plan (the "Plan"), at the option price of $______________ per share and in the manner, and subject to the provisions of this Option Agreement (the "Option"). Any subsequent reference herein to the Company shall also mean any present or future parent and/or subsidiary corporation of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

     This Option is intended to be an incentive stock option as described in section 422 of the Code, but the Company does not represent or warrant that this Option qualifies as such. Optionee should consult with Optionee's own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable tax treatment under section 422 of the Code, including, but not limited to, holding period requirements.

     1. Administration.  All questions of interpretation concerning this
        --------------
Option Agreement shall be determined by the Company's Board of Directors (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     2. Exercise of the Option.
        ----------------------

          (a) Right to Exercise.  The Option shall be immediately exercisable in
              -----------------
its entirety subject to the Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase right set forth in paragraph 10 below. Notwithstanding the foregoing, except as provided in paragraph 8 below, the aggregate fair market value of the stock with respect to which the Optionee may exercise the Option for the first time during any calendar year, together with any other incentive stock options which are exercisable for the first time during any such year, as determined in accordance with section 422(d) of the Code, shall not exceed One Hundred Thousand Dollars ($100,000). Such limitation on exercise described in section 422(d) of the Code shall be referred to in this Option Agreement as the "$100,000 Exercise Limitation." Notwithstanding the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's stockholders in order for the Option to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such stockholder approval if the Optionee is subject to Section 16(b) of the Exchange Act, unless the Board, in its sole discretion, approves the exercise of the Option prior to such stockholder approval.

          (b) Method of Exercise.  The Option shall be exercisable by written
              ------------------
notice in the form attached hereto as Exhibit 1 which shall state the election to exercise the Option, the number of shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares as may be required by the Company pursuant to the provisions of this Option Agreement. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Treasurer of the Company prior to the expiration of the term of the Option as set forth in paragraph 4 below, accompanied by an executed copy of the then current form of Joint Escrow Instructions as required by paragraph 10(b) and full payment of the option price for the number of shares being purchased (1) in cash, (2) by tender of stock of the Company which (a) either has been owned by the Optionee for more than six (6) months or was not acquired, directly or indirectly from the Company, and (b) has a fair market value not less than the option price, (3) by Immediate Sales Proceeds, as defined below, or (4) by such other consideration as may have been approved by the Board at the time the Option was granted. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

          (c) Withholding.  At the time the Option is exercised, in whole or in
              -----------
part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option including, without limitation, obligations arising upon (i) the exercise of the Option in whole or in part, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any federal or state law providing for the imputation of interest or (iv) the lapse of any restriction with respect to any shares acquired on exercise of the Option.

          (d) Certificate Registration.  The certificate or certificates for the
              ------------------------
shares as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

          (e) Restriction on Grant of Option and Issuance of Shares.  The grant
              -----------------------------------------------------
of the Option and the issuance of shares pursuant to the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities, including, without limitation, any required approval by the Commissioner of Corporations of the State of California. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. As a condition to the exercise of the Option, the Company may require the Optionee to make any representation or warranty to the Company as may be required by any applicable law or regulation. The Company may at any time place legends referring to any applicable federal and/or state securities restrictions on all certificates representing shares of stock subject to the provisions of this Agreement.

          (f) Fractional Shares.  The Company shall not be required to issue
              -----------------
fractional shares upon the exercise of the Option.

          (g) Execution of Escrow Agreement.  A condition of any exercise of the
              -----------------------------
Option as to Unvested Shares, as defined in paragraph 10 below, is that the Optionee, and the spouse of the

Optionee, if any, contemporaneously with the exercise of the Option and prior to any issuance of any stock certificate representing the shares purchased on exercise of the Option, execute the form of escrow agreement required by paragraph 10(b) below.

     3. Non-Transferability of the Option.  The Option may not be transferred
        ---------------------------------
in any manner otherwise than by will or by the laws of the descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.

     4. Termination of the Option.
        -------------------------

          (a) Option Term.  The Option may not be exercised after five (5) years
              -----------
from the date of grant of the Option set forth below (the "Option Term Date"), and may be exercised during such period only in accordance with the terms of the Option as set forth in this Option Agreement.

          (b) Termination of Employment.  If the Optionee ceases to be an
              -------------------------
employee of the Company for any reason except death or disability, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three (3) months after the date on which the Optionee ceased to be an employee, but in any event no later than the Option Term Date. If the Optionee's employment with the Company is terminated because of the death of the Optionee or disability of the Optionee within the meaning of section 422(c)(7) of the Code, the Option, to the extent unexercised by the Optionee on the date the Optionee ceased to be employed by the Company, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date the Optionee ceased to be employed, but in any event no later than the Option Term Date. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within three
(3) months of the Optionee's termination of employment. Except as provided in this paragraph 4, the Option shall terminate and may not be exercised after the Optionee ceases to be an employee of the Company.

          (c) Optionee Subject to Section 16(b).  Notwithstanding the foregoing,
              ---------------------------------
if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth
(10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment, or (iii) the Option Term Date.

     5. Transfer of Control.  A "Transfer of Control" shall be deemed to
        -------------------
have occurred in the event any of the following occurs with respect to the
Company:

          (a) a merger in which the Company is not the surviving corporation;

          (b) the sale or exchange by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly at least a majority of the beneficial interest in the voting stock of the Company; or

          (c) the sale of all or substantially all of the Company's assets (other than a sale or transfer to a subsidiary of the Company as defined in section 424(f) of the Code).

     In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall assume the Company's rights and obligations under this Option Agreement. In the event the Acquiring Corporation elects not to assume the Company's rights and obligations under this Option Agreement in connection with a Transfer of Control, the Unvested Share Repurchase Option set forth in paragraph 10 below shall terminate and be of no further force and effect effective upon the Transfer of Control. The Option shall terminate effective as of the date of the Transfer of Control to the extent that the Option is neither assumed by the Acquiring Corporation nor exercised as of the date of the Transfer of Control.

     6. Effect of Change in Stock Subject to the Option.  Appropriate
        -----------------------------------------------
adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company.

     7. Rights as a Stockholder or Employee.  The Optionee shall have no rights
        -----------------------------------
as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate(s) for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued, except as provided in paragraph 6. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Optionee's employment at any time.

     8. Exception to $100,000 Exercise Limitation. Notwithstanding any other
        -----------------------------------------
provision of this Option Agreement, if compliance with the $100,000 Exercise Limitation as set forth in paragraph 2(a) above will result in the exercisability of any Vested Shares (as defined in paragraph 10(a) above) being delayed more than thirty (30) days beyond the vesting date for such shares, the Option shall be deemed to be two (2) options. The first option shall be for the maximum number of shares subject to the Option that can comply with the $100,000 Exercise Limitation without causing the Option to be unexercisable as to Vested Shares. The second option, which shall not be treated as an incentive stock option as described in section 422(b) of the Code, shall be for the balance of the shares subject to the Option and shall be exercisable on the same terms and at the same time as set forth in this Option Agreement, provided, however, that
(a) the second sentence of paragraph 2(a) above shall not apply to the second option and (b) such shares shall become Vested Shares on the same date or dates as set forth in this Option Agreement without regard to this paragraph. Unless the Optionee specifically elects to the contrary in the Optionee's written notice of exercise, the first option shall be deemed to be exercised first to the maximum possible extent and then the second option shall be deemed to be exercised.

     9. Notice of Sale Upon Disqualifying Disposition. The Optionee shall notify
        ---------------------------------------------
the Treasurer of the Company if the Optionee sells any of the shares purchased pursuant to the Option within one (1) year from the date the Optionee exercises all or part of the Option or within two (2) years of the grant date of the Option. The Optionee shall hold all shares purchased under the Option in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after exercise of the Option and the two-year period immediately after grant of the Option. The Company may, at any time during the one or two-year periods set forth above, place a legend or legends on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

     10. Unvested Share Repurchase Option. In the event the Optionee's
         --------------------------------
employment with the Company is terminated for any reason, with or without cause, or if the Optionee or the Optionee's legal representative attempts to sell, exchange, transfer, pledge or otherwise dispose of any shares acquired upon exercise of the Option which have not vested in the Optionee pursuant to paragraph 10(a) below (the "Unvested Shares"), the Company shall have the right to reacquire the Unvested Shares under the terms and subject to the conditions set forth in this paragraph 10 (the "Unvested Share Repurchase Option").

          (a) Vesting of Shares.  Unless otherwise specified by the Board at the
              -----------------
time the Option is granted and set forth below, the term Initial Vesting Date for purposes of the Option Agreement shall mean the date twelve (12) months from the date the Option is granted as set forth below. Shares subject to the Option shall vest in the Optionee (the "Vested Shares") on and after the Initial Vesting Date in accordance with the following formula:

                    Nemployment + 12  X  Ngrant  =  Nvested
                    ----------------
                         Nperiod

          Where Nemployment  =   the number of full months of the Optionee's
                                 continuous employment with the Company from the Initial Vesting Date.

                Nperiod      =   the number of full months in the period
                                 determined by the Board during which shares subject to the Option shall be subject to the Unvested Share Repurchase Option. Unless otherwise specified by the Board at the time the Option is granted, Nperiod shall equal forty-eight (48) months.

                 Ngrant      =   the number of shares subject to the Option.

                Nvested      =   the number of Vested Shares.

     Shares subject to the Option shall not vest in the Optionee prior to the Initial Vesting Date.

          (b) Escrow.  To insure that the Unvested Shares will be available for
              ------
repurchase, the Optionee shall deposit the certificates evidencing the shares which the Optionee purchases upon exercise of an Option with an escrow agent designated by the Board under the terms and conditions of an escrow agreement approved by the Board. The Company will bear the expenses of the escrow.

          (c) Exercise of Unvested Share Repurchase Option.  Except as provided
              --------------------------------------------
in paragraph 5 above, if the employment of the Optionee is terminated for any reason or if the Optionee or the Optionee's legal representative attempts to dispose of any Unvested Shares other than as allowed in this Plan, the Company may exercise the Unvested Share Repurchase Option by written notice to the escrow agent and to the Optionee or the Optionee's legal representative within ninety (90) days after such termination (or exercise of the Option, if later) or after the Company has received notice of the attempted disposition.

          (d) Payment for Shares and Return of Shares.  Payment by the Company
              ---------------------------------------
to the escrow agent on behalf of the Optionee or the Optionee's legal representative shall be made in cash at the time the written notice of exercise is given by the Company pursuant to paragraph 8(c), above. For purposes of the foregoing, cancellation of any promissory note of the Optionee to the Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest cancelled. The purchase price per share being purchased by the Company shall be an amount equal to the lesser of (i) the Optionee's original cost per share, or (ii) the fair market value of the shares as determined by the Board as of the date of the event giving rise to the Unvested Share Repurchase Option. Within thirty (30) days after payment by the Company, the escrow agent shall give the shares which the Company has purchased to the Company and shall give the payment received from the Company to the Optionee.

          (e) Assignment of Unvested Share Repurchase Option.  In the event the
              ----------------------------------------------
Company is unable to exercise the Unvested Share Repurchase Option pursuant to the provisions of Section 500 et seq. of the California Corporations Code, or
                              -- ----
the corresponding provisions of other applicable law, the Company shall have the right to assign the Unvested Share Repurchase Option to one or more persons as may be selected by the Board.

          (f) Early Termination of Unvested Share Repurchase Option.  The other
              -----------------------------------------------------
provisions of paragraph 10 notwithstanding, the Unvested Share Repurchase Option shall terminate and be of no further force and effect upon the occurrence of a Transfer of Control (as defined in paragraph 5), unless the Company's successor, acquiror or purchaser assumes the terms and obligations of this Option Agreement.

          (g) Legends.  The Company may place a legend or legends referencing
              -------
the Unvested Share Repurchase Option on any shares subject to the Unvested Share Repurchase Option.

          (h) Additional Rights.  The Company's rights under this paragraph 10
              -----------------
are in addition to any other rights the Company may have to acquire some or all of the Unvested Shares.

     11.  Stock Dividends, etc.  If, from time to time, there is any stock
          --------------------
dividend, stock split or other change in the character or amount of any of the outstanding stock of the Company, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Unvested Share Repurchase Option with the same force and effect as the shares subject to the Unvested Share Repurchase Option before such event.

     12.  Binding Effect.  This Option Agreement shall inure to the benefit of
          --------------
and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     13.  Amendment or Termination.  The Board may at any time amend or
          ------------------------
terminate the Plan and/or the Option; provided, however, that no such amendment or termination may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such amendment is required to enable the Option to qualify as an incentive stock option.

     DATE OF GRANT:

     INITIAL VESTING DATE:

                                        CONSILIUM, INC.



                                        By: ____________________________________

                                        Title: _________________________________


     Optionee represents that Optionee is familiar with the terms and provisions of this Option Agreement, including the Unvested Share Repurchase Option set forth in paragraph 10, and hereby accepts the Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.


Date: ______________________________    ________________________________________


     The undersigned, being the spouse of the above-named optionee, does hereby acknowledge that the undersigned has read and is familiar with the provisions of the above Agreement, and the undersigned hereby agrees thereto and joins therein to the extent, if any, that the agreement and joinder of the undersigned may be necessary.

                                        ________________________________________

                                   EXHIBIT B
                                   ---------

                                CONSILIUM, INC.
                            IMMEDIATELY EXERCISABLE
                      NONQUALIFIED STOCK OPTION AGREEMENT


     Consilium, Inc. (the "Company"), a Delaware corporation, hereby grants to ______________________________________________ (the "Optionee"), an option to purchase a total of ___________ shares of common stock of the Company, under the Company's Fourth Amended and Restated 1983 Stock Option Plan (the "Plan"), at the option price of $______________ per share and in the manner, and subject to the provisions of this Option Agreement (the "Option"). Any subsequent reference herein to the Company shall also mean any present or future parent and/or subsidiary corporation of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

     This is a nonqualified stock option and shall not be treated as an incentive stock option as described in section 422 of the Code.

     1. Administration. All questions of interpretation concerning this Option
        --------------
Agreement shall be determined by the Company's Board of Directors (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     2. Exercise of the Option.
        ----------------------

          (a) Right to Exercise. The Option shall be immediately exercisable
              -----------------
in its entirety subject to the Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase right set forth in paragraph 8 below. Notwithstanding the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's stockholders in order for the Option to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such stockholder approval if the Optionee is subject to Section 16(b) of the Exchange Act, unless the Board, in its sole discretion, approves the exercise of the Option prior to such stockholder approval.

          (b) Method of Exercise.  The Option shall be exercisable by written
              ------------------
notice in the form attached hereto as Exhibit 1 which shall state the election to exercise the Option, the number of shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares as may be required by the Company pursuant to the provisions of this Option Agreement. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Treasurer of the Company prior to the expiration of the term of the Option as set forth in paragraph 4 below, accompanied by an executed copy of the then current form of Joint Escrow Instructions as required by paragraph 8(b) and full payment of the option price for the number of shares being purchased (1) in cash, (2) by tender of stock of the Company which (a) either has been owned by the Optionee for more than six (6) months or was not acquired, directly or indirectly from the Company, and (b) has a fair market value not less than the option price, (3) by Immediate Sales Proceeds, as defined below, or (4) by such other consideration as may have been approved by the Board at the time the Option was granted. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

          (c) Withholding.  At the time the Option is exercised, in whole or in
              -----------
part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for federal and state income tax withholding obligations of the Company, if any, which arise upon exercise, in whole or in part, of the Option.

          (d) Certificate Registration.  The certificate or certificates for the
              ------------------------
shares as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

          (e) Restriction on Grant of Option and Issuance of Shares.  The grant
              -----------------------------------------------------
of the Option and the issuance of shares pursuant to the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities, including, without limitation, any required approval by the Commissioner of Corporations of the State of California. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. As a condition to the exercise of the Option, the Company may require the Optionee to make any representation or warranty to the Company as may be required by any applicable law or regulation. The Company may at any time place legends referring to any applicable federal and/or state securities restrictions on all certificates representing shares of stock subject to the provisions of this Agreement.

          (f) Fractional Shares.  The Company shall not be required to issue
              -----------------
fractional shares upon the exercise of the Option.

          (g) Execution of Escrow Agreement.  A condition of any Unvested Share
              -----------------------------
exercise of the Option as defined in paragraph 8 below is that the Optionee, and the spouse of the Optionee, if any, contemporaneously with the exercise of the Option and prior to any issuance of any stock certificate representing the shares purchased on exercise of the Option, execute the form of escrow agreement required by paragraph 8(b) below.

     3. Non-Transferability of the Option.  The Option may not be transferred
        ---------------------------------
in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.

     4. Termination of the Option.
        -------------------------

          (a) Option Term.  The Option may not be exercised after five (5) years
              -----------
from the date of grant of the Option set forth below (the "Option Term Date"), and may be exercised during such period only in accordance with the terms of the Option as set forth in this Option Agreement.

          (b) Termination of Employment.  If the Optionee ceases to be an
              -------------------------
employee of the Company for any reason except death or disability, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three (3) months after the date on which the Optionee ceased to be an employee, but in any event no later than the Option Term Date. If the Optionee's employment with the Company is terminated because of the death of the Optionee or disability of the Optionee within the meaning of section 105(d)(4) of the Code, the Option, to the extent unexercised by the Optionee on the date the Optionee ceased to be employed by the Company, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date the Optionee ceased to be employed, but in any event no later than the Option Term Date. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within three
(3) months of the Optionee's termination of employment. Except as provided in this paragraph 4, the Option shall terminate and may not be exercised after the Optionee ceases to be an employee of the Company. In the event the Optionee is not an employee at the time the Option is granted, termination of the Optionee's status as a director shall be deemed termination of the Optionee's employment for purposes of applying the provisions of this Option Agreement.

          (c) Optionee Subject to Section 16(b).  Notwithstanding the foregoing,
              ---------------------------------
if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth
(10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment, or (iii) the Option Term Date.

     5. Transfer of Control.  A "Transfer of Control" shall be deemed to have
        -------------------
occurred in the event any of the following occurs with respect to the Company:

          (a) a merger in which the Company is not the surviving corporation;

          (b) the sale or exchange by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly at least a majority of the beneficial interest in the voting stock of the Company; or

          (c) the sale of all or substantially all of the Company's assets (other than a sale or transfer to a subsidiary of the Company as defined in section 424(f) of the Code).

     In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall assume the Company's rights and obligations under this Option Agreement. In the event the Acquiring Corporation elects not to assume the Company's rights and obligations under this Option Agreement in connection with a Transfer of

Control, the Unvested Share Repurchase Option set forth in paragraph 8 below shall terminate and be of no further force and effect effective upon the Transfer of Control. The Option shall terminate effective as of the date of the Transfer of Control to the extent that the Option is neither assumed by the Acquiring Corporation nor exercised as of the date of the Transfer of Control.

     6. Effect of Change in Stock Subject to the Option.  Appropriate
        -----------------------------------------------
adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company.

     7. Rights as a Stockholder or Employee.  The Optionee shall have no rights
        -----------------------------------
as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate(s) for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued, except as provided in paragraph 6. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Optionee's employment at any time.

     8. Unvested Share Repurchase Option.  In the event the Optionee's
        --------------------------------
employment with the Company is terminated for any reason, with or without cause, or if the Optionee or the Optionee's legal representative attempts to sell, exchange, transfer, pledge or otherwise dispose of any shares acquired upon exercise of the Option which have not vested in the Optionee pursuant to paragraph 8(a) below (the "Unvested Shares"), the Company shall have the right to reacquire the Unvested Shares under the terms and subject to the conditions set forth in this paragraph 8 (the "Unvested Share Repurchase Option").

          (a) Vesting of Shares.  Unless otherwise specified by the Board at the
              -----------------
time the Option is granted and set forth below, the term Initial Vesting Date for purposes of this Option Agreement shall mean the date twelve (12) months from the date the Option is granted as set forth below. Shares subject to the Option shall vest in the Optionee (the "Vested Shares") on and after the Initial Vesting Date in accordance with the following formula:


                    Nemployment + 12  X  Ngrant  =  Nvested
                    ----------------
                        Nperiod

      Where Nemployment  =    the number of full months of the Optionee's
                              continuous employment with the Company from the Initial Vesting Date.

           Nperiod       =    the number of full months in the period
                              determined by the Board during which shares subject to the Option shall be subject to the Unvested Share Repurchase Option. Unless otherwise specified by the Board at the time the Option is granted, Nperiod shall equal forty-eight (48) months.

            Ngrant       =    the number of shares subject to the Option.

           Nvested       =    the number of Vested Shares.

     Shares subject to the Option shall not vest in the Optionee prior to the Initial Vesting Date.

          (b) Escrow.  To insure that the Unvested Shares will be available for
              ------
repurchase, the Optionee shall deposit the certificates evidencing the shares which the Optionee purchases upon exercise of an Option with an escrow agent designated by the Board under the terms and conditions of an escrow agreement approved by the Board. The Company will bear the expenses of the escrow.

          (c) Exercise of Unvested Share Repurchase Option.  Except as provided
              --------------------------------------------
in paragraph 8(f) below, if the employment of the Optionee is terminated for any reason or if the Optionee or the Optionee's legal representative attempts to dispose of any Unvested Shares other than as allowed in this Plan, the Company may exercise the Unvested Share Repurchase Option by written notice to the escrow agent and to the Optionee or the Optionee's legal representative within ninety (90) days after such termination or after the Company has received notice of the attempted disposition.

          (d) Payment for Shares and Return of Shares.  Payment by the Company
              ---------------------------------------
to the escrow agent on behalf of the Optionee or the Optionee's legal representative shall be made in cash at the time the written notice of exercise is given by the Company pursuant to paragraph 8(c), above. For purposes of the foregoing, cancellation of any promissory note of the Optionee to the Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest cancelled. The purchase price per share being purchased by the Company shall be an amount equal to the lesser of (i) the Optionee's original cost per share, or (ii) the fair market value of the shares as determined by the Board as of the date of the event giving rise to the Unvested Share Repurchase Option. Within thirty (30) days after payment by the Company, the escrow agent shall give the shares which the Company has purchased to the Company and shall give the payment received from the Company to the Optionee.

          (e) Assignment of Unvested Share Repurchase Option.  In the event the
              ----------------------------------------------
Company is unable to exercise the Unvested Share Repurchase Option pursuant to the provisions of Section 500 et seq. of the California Corporations Code, or
                              -- ----
the corresponding provisions of other applicable law, the Company shall have the right to assign the Unvested Share Repurchase Option to one or more persons as may be selected by the Board.

          (f) Early Termination of Unvested Share Repurchase Option.  The other
              -----------------------------------------------------
provisions of paragraph 8 notwithstanding, the Unvested Share Repurchase Option shall terminate and be of no further force and effect upon the occurrence of a Transfer of Control (as defined in paragraph 5), unless the Company's successor, acquiror or purchaser assumes the terms and obligations of this Option Agreement.

          (g) Legends.  The Company may place a legend or legends referencing
              -------
the Unvested Share Repurchase Option on any shares subject to the Unvested Share Repurchase Option.

          (h) Additional Right.  The Company's rights under this paragraph 8 are
              ----------------
in addition to any other rights the Company may have to acquire some or all of the Unvested Shares.

     9. Stock Dividends, etc.  If, from time to time, there is any stock
        ---------------------
dividend, stock split, or other change in the character or amount of any of the outstanding stock of the Company, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Unvested Share Repurchase Option with the same force and effect as the shares subject to the Unvested Share Repurchase Option before such event.

     10. Binding Effect.  This Option Agreement shall inure to the benefit of
         --------------
and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     11. Amendment or Termination.  The Board may at any time amend or
         ------------------------
terminate the Plan and/or the Option; provided, however, that no such amendment or termination may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

     DATE OF GRANT:

     INITIAL VESTING DATE:


                                            CONSILIUM, INC.



                                            By: ________________________________

                                            Title: _____________________________


     Optionee represents that Optionee is familiar with the terms and provisions of this Option Agreement, including the Unvested Share Repurchase Option set forth in paragraph 8, and hereby accepts the Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.



Date: __________________________________    ____________________________________


     The undersigned, being the spouse of the above-named optionee, does hereby acknowledge that the undersigned has read and is familiar with the provisions of the above Agreement, and the undersigned hereby agrees thereto and joins therein to the extent, if any, that the agreement and joinder of the undersigned may be necessary.


                                            ____________________________________